EXHIBIT 99.1

CERTIFICATION OF SERVICES PERFORMED

November 8, 2023

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between VineBrook Homes Borrower 1, LLC, a Delaware limited liability company (the “Client”) and Bank of America, National Association, a national banking association (“Lender”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to the Lender and Client, to the best of my knowledge and belief, that Radian Real Estate Management LLC (“RREM”) has completed certain due diligence services ordered by Client under the Evaluation Services Agreement dated November 8, 2023, between RREM and Client, and acknowledged and agreed by Lender, in connection with the borrowing under the Loan Agreement for certain residential rental properties (the “Properties” and each, a “Property”) contained in the data tape entitled “VINE 2023 SFR-1 – Data Tape_11.7.2023_FINAL.xlsx” dated as of November 7, 2023 (the “Data Tape”). Furthermore:

1.       RREM has reviewed the Lease for each Property provided by Client and has determined that (a) each such Lease has been executed by the applicable tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported as such on the Data Tape.

2.       RREM has reviewed the Data Tape and, based on a review of a Broker Price Opinion provided by RREM for each Property, RREM has determined that the values presented on the Data Tape match the price estimates found in the Broker Price Opinions.

3.       RREM has reviewed (a) the addresses on the Data Tape and determined that they match the addresses that appear on the Broker Price Opinions performed by third parties and (b) the county designation for each Property in the Data Tape and determined each such designation is accurate and matches the county designation in the corresponding approved title commitment.

4.       RREM has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowners’, condominium, or other common-interest community association (“HOA”) and has determined, based on, among other things, including title review and that certain letter provided by OS National, LLC dated on or about the date hereof (the “OS National Report”), that the data provided by the Client on the Data Tape is correctly reported except as otherwise set forth in the OS National Report.

5.       RREM has reviewed the purchase documentation provided by the Client for each Property in order to compare the purchase price provided in the purchase documents against the purchase price field included in the Data Tape. RREM has determined that the purchase prices are reported correctly on the Data Tape.

6.       RREM has reviewed the total investment basis for each Property on the general ledger for the Client and determined that such amount corresponds to the amount reported on the Data Tape.

7.       RREM has reviewed the renovation purchase orders, change orders and similar evidence for a random sample of 100 Properties from the Data Tape and determined that the dollar amount corresponding to the Client’s stated actual rehabilitation line-item spending reflected in the Data Tape is correctly reported.

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IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

RADIAN REAL ESTATE MANAGEMENT LLC

By	/s/ Tim Reilly
Name: Tim Reilly
Title: EVP